INVESCO DIVERSIFIED FUNDS, INC.

                Supplement to Statement of Additional Information
                             dated December 1, 1997

The section of the above Company's Statement of Additional Information entitled "The Fund And Its Management--Sub-Advisory Agreement" is amended to (1) delete the third paragraph, and (2) substitute the following paragraph in its place:

          Based on approval of the Company's board of directors at a meeting held May 14, 1998, the calculation of the subadvisory fees of the Fund has been changed from 33.33% of the advisory fee (0.25%) to 40% of the advisory fee (0.30%). The subadvisory fee is paid by IFG, not the Fund.

The date of this Supplement is August 1, 1998.